UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

Synergy Pharmaceuticals, Inc.

 (Exact name of registrant as specified in its charter)

Florida	333-131722	20-3823853
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 2, 2011, Synergy Pharmaceuticals, Inc., a Florida corporation (the “Company”), entered into a securities purchase agreement with certain investors to raise gross proceeds of $1,300,002 in a registered direct offering.  The Company issued to the investors 433,334 shares of its common stock and warrants to purchase 433,334 shares of common stock. The purchase price paid by the investors was $3.00 for each unit. The warrants expire after seven years and are exercisable at $3.25 per share.  Proceeds from the transaction will be used for general corporate purposes.

The offering was made pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-163316, the base prospectus effective December 10, 2009), as supplemented by a prospectus supplement filed with the Securities and Exchange Commission on April 28, 2011.

The descriptions of terms and conditions of the Securities Purchase Agreement and Warrant set forth herein do not purport to be complete and are qualified in their entirety by the full text of the form of Securities Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference and the form of Warrant, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2011, the Compensation Committee of the Company approved and the Company entered into a Second Amended and Restated Executive Employment Agreement with Gary S. Jacob, its President and Chief Executive Officer and a Second Amended and Restated Consulting Agreement with Gabriele M. Cerrone, its Chairman.  Each agreement was modified by, among other things,  (i) extending the term to December 31, 2014 from December 31, 2012 and (ii) modifying the bonus provision to allow for  a bonus of 2.5% of the value of the Company if (a) there is a merger or sale of the Company, the value of the Company at the time of the merger or sale equals or exceed $400 million and the stockholders of the Company prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (b) there is a merger or sale of the Company, the value of the Company at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and the stockholders of the Company prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merger.

The descriptions of terms and conditions of the Second Amended and Restated Executive Employment Agreement and the Second Amended and Restated Consulting Agreement set forth herein do not purport to be complete and are qualified in their entirety by the full text of the Second Amended and Restated Executive Employment Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference and the Second Amended and Restated Consulting Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits.

4.1	Form of Warrant

10.1	Form of Securities Purchase Agreement

10.2	Second Amended and Restated Executive Employment Agreement between Gary S. Jacob, Ph.D. and Synergy Pharmaceuticals, Inc. dated May 2, 2011.

10.3	Second Amended and Restated Consulting Agreement between Gabriele M. Cerrone and Synergy Pharmaceuticals, Inc. dated May 2, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2011

SYNERGY PHARMACEUTICALS, INC.

	By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Chief Executive Officer